© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Frederick H. Waddell President & Chief Executive Officer NORTHERN TRUST CORPORATION EXHIBIT 99.1

Integrity Expertise Service

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms.
Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2007 financial annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

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Today’s Agenda
Corporate Overview
Frederick H. Waddell
President & Chief Executive Officer
Financial Overview
Steven L. Fradkin
Executive Vice President
and Chief Financial Officer
Personal Financial Services Sherry S. Barrat
Co-President, PFS
Corporate &
Institutional Services
Timothy J. Theriault
President, C&IS
Northern Trust
Global Investments
Stephen N. Potter
President, NTGI
Wrap-Up and Q&A
Frederick H. Waddell
President & Chief Executive Officer

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Northern Trust: Client-Centric and Highly Focused Principles That Endure

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Relationship Driven, Client-Centric Business Model
Our Clients
Worldwide Operations & Technology
Government
Agencies
Taft-Hartley
Foundations /
Endowments /
Healthcare
Individuals
Privately
Held
Businesses
Pension Funds
Large Corporations
Investment
Management Firms
Insurance Companies
Families
Family
Foundations
Family Offices
Personal
Financial
Services
Corporate &
Institutional
Services
Northern Trust Global Investments

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Client-
Centric
Enduring Principles and Strategies for Success
Organic Growth
Acquisition Strategy Focused on Expanding Geography or Capability
Operating with a Single Global Platform
Key Principles for Long-Term Growth:
Attractive
Client Markets
Focused
Capabilities
Excellence
in Execution
Brand

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Personal Financial Services Principles That Endure

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Personal Financial Services
Extensive Reach in High Growth Target Market
85 PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides
within a 45-minute drive of Northern Trust offices.
Arizona
(8)
Florida
(25)
Illinois
(19)
Illinois
(19)
Colorado
(1)
Colorado
(1)
Nevada
(1)
Nevada
(1)
Missouri
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Georgia
(1)
Massachusetts (1)
Wisconsin
(1)
Wisconsin
(1)
Ohio
(1)
Ohio
(1)
Minnesota
(1)
Minnesota
(1)
Attractive
Client Markets
Projected Annual
Household Growth Rates
2007 - 2012 by Household
Asset Size
7.1%
11.3%
15.5%
$1 - 5
MM
$5 - 200
MM
$200+
MM
Source: Claritas

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Personal Financial Services
Addressing Clients’ Complex Financial Goals
Our integrated approach and comprehensive capabilities
allow us to address all of our clients’
needs.
Grow Assets
Proprietary and Third-party
Investment Managers
Active Index Strategies
Alternative Investments
Manage Risk
Asset Diversification
Single-stock Concentration
Hedging Strategies
Stock Option Planning
Tax Liability Management
Tax Sensitive Investing
Tax Loss Harvesting
Investment Vehicle Selection
Liquidity Management
Deposit Services
Custom Lending
Short Term Cash
Management Vehicles
Building and
Managing Wealth
Protecting and
Transferring Wealth
Protect and Preserve Wealth
Wealth Transfer Planning
Customized Trust Solutions
Transition Wealth
Estate Settlement Services
Guardianship Services
Plan for Special Assets
Family Business
Manage Non-Financial Assets
Creating a Legacy
Reinforce Family Values
Family Education
Family Mission Statement
Advanced Wealth Transfer
Strategies
Establish a Charitable
Giving Tradition
Implement a Tailored
Philanthropic Strategy
Balance Charitable Giving with
the Financial Needs of the Family
Ensure Tax-Efficiency of
Philanthropic Vehicles
Focused
Capabilities

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Private Client Revenues
As a Percentage of Total Company Revenues,
Full Year 2007
Source: Company Fourth Quarter 2007 Earnings Release reports;  *Merrill Lynch percentage based on 2006 data
Northern
Trust
Wachovia Citigroup
Wilmington
Trust
Bank of
America
JP Morgan
Chase
Merrill
Lynch*
Goldman
Sachs
Bank of
NY
Mellon
Personal Financial Services
Our Focus on the Affluent Market is Unmatched
Excellence
in Execution
35%
30%
16%
12%
10%
10%
9%
5%
42%

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Personal
Trust Assets
($ Billions)
Source: SNL Financial; As of December 31, 2007
2.
3.
4.
5.
6.
7.
8.
9.
10.
The Largest Personal Trust Bank in the U.S.
Northern Trust $205.3 1.
Bank of America 127.5
JPMorgan Chase 84.5
Citigroup 69.9
Wachovia 61.9
Bank of NY Mellon        50.7
U.S. Bancorp 42.9
Wells Fargo 42.2
PNC Financial 35.3
SunTrust 27.3
Personal Financial Services
Largest Personal Trust Provider in the U.S.
Excellence
in Execution

CREATING A LEGACY
BUILDING & MANAGING WEALTH
PROTECTING & TRANSFERRING WEALTH
PLANNING AND ADVICE

Northern Trust

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Personal Financial Services
What Really Matters to Our Clients
Northern Trust’s holistic approach to wealth management
addresses the full spectrum of our clients’ unique needs.
Client-
Centric
Private Banking
Asset Management
Trust Services
Financial Planning
Philanthropic Services
Retirement Planning
Business Banking
Brokerage
CLIENT

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Personal Financial Services
Key Strategies and Opportunities
for Long-term Growth
Attractive growth rates in target markets
Expand share of wallet
Enhance referral flow
Sustain and leverage flight to quality
Selective geographic expansion
Client-
Centric
Attractive
Client Markets
Focused
Capabilities
Excellence
in Execution
Brand

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Corporate & Institutional Services Principles That Endure

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North America
Europe,
Middle East & Africa
Asia Pacific
Corporate & Institutional Services
Market Opportunities Continue to Grow
Total Market: $161 Trillion
Total Assets Under Custody Worldwide: $90 Trillion
(1) McKinsey & Company – Mapping the Global Capital Market, Fourth Annual Report, January 2008;
Excludes $6 trillion of South American assets
(2) YE 2007 competitor earnings releases & The Greensted Report, Fall 2007 – Top 10 custodians
$60 Trillion
$60 Trillion
$41 Trillion
$56 Trillion
U.S.
$4 Trillion
Canada
$10 Trillion
U.K.
$43 Trillion
Western
Europe
$7 Trillion
Other
$19 Trillion
Japan
$14 Trillion
Emerging Asia
$8 Trillion
Other
Attractive
Client Markets
(2)
(1)

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Corporate & Institutional Services
Continuum of Solutions for Complex Needs
Focused
Capabilities
Asset
Administration
Asset Processing
Asset Reporting
Asset
Enhancement
Asset
Management

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Corporate & Institutional Services
Continuum of Solutions for Complex Needs
Businesses we are NOT in:
Investment Banking
Sub-Prime Mortgage Underwriting
Asset Backed Commercial
Paper Conduits
Private Equity Bridge Financing
American Depository Receipts
Venture Capital
Stock Transfer
DC Record Keeping
Focused
Capabilities
Asset
Administration
Asset Processing
Asset Reporting
Asset
Enhancement
Asset
Management

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Corporate & Institutional Services
Strong Presence in Target Institutional Segments
Source: Pensions and Investments 21 January 2008 (US Pensions), 24 December 2007 (Foundations & Endowments),
28 May 2007 (Asset Managers); Pension Funds and Their Advisors, 2007 (UK Funds); Money Market Directory, 2007
(Healthcare Funds); Lipper Fitzrovia Dublin Fund Encyclopaedia, Administrators, 2006/2007; Lipper Fitzrovia Guernsey
Fund Encyclopaedia, Administrators, 2006/2007.
Fund Administration
Serves 27% of the Top 200 Asset
Managers in the world
#1 Provider of Offshore Private
Equity Fund Administration services
in Europe
Fund Administrator for more funds
in Ireland and Guernsey than any
other provider
Pension Plans
100 U.S. Corporate Plans 40%
200 U.S. Funds 40%
200 U.K. Funds 29%
Northern
Serves Of the Top
Public Funds / Taft-Hartley
Northern
Serves
Of the Top
25 Taft-Hartley Funds 40%
100 U.S. Public Funds 37%
U.K. Local Authority 30%
Foundations, Endowments,
and Healthcare
50 U.S. Foundations 30%
50 U.S. Endowments 26%
50 U.S. Healthcare Funds 36%
Northern
Serves
Of the Top
Excellence
in Execution

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Corporate & Institutional Services
Clients Drive Our Solutions and Product Offerings
Pension
Plans
Public
Funds
Asset
Managers
Foundations
& Endowments
Client Needs /
Industry Trends
Corporate &
Institutional
Services
Asset Administration
Asset Processing
Asset Management
Asset Enhancement
Products and Solutions:
Asset Reporting
Client-
Centric

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Corporate & Institutional Services
Key Strategies and Opportunities
for Long-term Growth
Competing and winning around the world
Complexity drives innovation
Broad array of solutions
Unique global operating model
Extending industry leading technology platform
Attractive
Client Markets
Focused
Capabilities
Excellence
in Execution
Brand
Client-
Centric

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Northern Trust Global Investments Principles That Endure

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Northern Trust Global Investments
An Attractive Growth Opportunity
“In some respects, the asset management business is
the envy of the financial services sector in view of its
high margins, healthy returns, limited credit risk, generally low capital requirements, and solid cash flow.
“Because of the
industry’s margin and ROE premiums
to
most other financial service businesses, as well as its limited capital and credit risk, the group trades at a premium
valuation,
–
UBS Investment Research, December 2005
Attractive
Client Markets
which we expect to continue.”

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$62 BN
(43%)
$36 BN
(24%)
$40 BN
(27%)
Personal Financial Services
$146.0 Billion
Equities
Fixed
Income
Short
Duration
Other
$8 BN
(6%)
By Asset Class as of March 31, 2008
Northern Trust Global Investments
Providing Investment Solutions to Target Clients
$221 BN
(35%)
$62 BN
(10%)
$267 BN
(42%)
Corporate & Institutional Services
$632.6 Billion
Other
$3 BN
(<1%)
$80 BN
(13%)
Equities
Fixed
Income
Short
Duration
Securities
Lending
Focused
Capabilities

Integrity Expertise Service
Northern Trust Global Investments
Top Tier Investment Manager
Source:  Pensions & Investments
2007 Special Report on Asset Managers, data as of December 31, 2006.
Multi-manager Ranking Source: Cerulli Associates, 2005
8
th
Largest Manager Worldwide Institutional Assets
5
th
Largest Manager U.S. Institutional Tax-Exempt Assets
4
th
Largest Manager Defined Benefit Assets
3
rd
Largest Manager Multi-Manager - U.S. Institutional Assets
Markets
Served
Rankings
3
rd
Largest Manager Passive Domestic Indexed Equity
3
rd
Largest Manager Passive Domestic Indexed Bonds
3
rd
Largest Manager Passive International Indexed Securities
Investment
Strategy
Excellence
in Execution

Integrity Expertise Service
$59
$73
$92
$98
$94
$88
$104
$110
$117
$135
$148
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
$138
$160
$201
$228
$226
$215
$374
$462
$501
$563
$609
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Northern Trust Global Investments
Significant Success in Growing Client Assets
PFS
Assets Under Management
($ Billions)
C&IS
Assets Under Management
($ Billions)
AUM 10-Year CAGR:      10%
S&P500 10-Year CAGR: 4%
AUM 10-Year CAGR:  16%
S&P500 10-Year CAGR: 4%
Acquired $75 BN
Index Assets
S&P500 S&P500
Excellence
in Execution

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Northern Trust Global Investments
Clients Drive Our Solutions and Product Offerings
Personal Clients
Institutional Clients
Client Needs /
Industry Trends
Northern Trust Global Investments
Client-
Centric
Active
Quantitative
Manager of Managers
Products and Solutions:
Northern Trust Global Investments

Integrity Expertise Service
Client-
Centric
Client-
Centric
Attractive
Client Markets
Focused
Capabilities
Excellence
in Execution
Brand
Northern Trust Global Investments
Key Strategies and Opportunities
for Long-term Growth
Aligned and focused on serving
personal and institutional clients
Leveraging strengths in quantitative,
manager of managers and fixed
income investments
Building through global growth
Delivering investment excellence

Northern Trust

VALUE
ON DEMAND
STRATEGIES YOU CAN
Should you Bernanke proo
portfolio?
Is this correction the catalyst the
market needs?
VIEW WEBCAST NOW
WE CAN HELP
877.367.1259
STEPHANIE L. GELLER, CIMA
As Northern Trust Investments National Sales Manager
Ms. Geller provides valuable strategic management
support to all of our firms and advisors.

Northern Trust
Open

Northern Trust

CROSS-BORDER POOLING
Northern Trust

A PIONEERING AND TRUSTED PARTNER
Northern Trust

LEVEL OF STRESS
Northern Trust

Northern Trust

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Alternative
Communications
One Voice, One Message via Multiple Channels
Brand
Client
Communications
Advertising
Regional Messages
Products
Philanthropy
Sponsorships
& Events
Client
Segmentation
Worldwide Crises Funding
Worldwide Crises Funding

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Frederick H. Waddell President & Chief Executive Officer NORTHERN TRUST CORPORATION

© 2008 Northern Trust Corporation
INVESTOR DAY 2008
Principles That Endure
Service Expertise Integrity
Steven L. Fradkin
Executive Vice President
& Chief Financial Officer
Financial Overview
& Perspectives

Integrity Expertise Service 31 Today’s Agenda Financial Overview & Perspectives Strong Performance Over the Long-Term Financial Overview Financial Perspectives in Focus Current Topics of Interest

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Strong Financial Performance Over the Long-Term Principles That Endure

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20 Years of History:
Economic Shocks & Cycles
1998:
LTCM collapse;
Russian debt default;
Global currency crisis
2000:
Y2K financial
infrastructure scare;
Start of 2-year stock
bear market
2001:
9/11 attack;
Invasion of
Afghanistan
2002:
Accounting
scandals:
Enron,
Worldcom,
Tyco, &
Global
Crossing
9/30/87
S&P 500: 321.83
2003:
Second
Persian
Gulf War
(Iraq)
2004-05:
Disastrous
hurricane
seasons
2004-07:
Oil spike
from $30
to $90 per
barrel
3/31/08
S&P 500:
1322.70
10/19/87:
Black Monday:
S&P 500
declines 20%
1989:
Commercial
Real Estate
Bubble
bursting
1990-1991:
Recession
1991:
Persian
Gulf War
(Kuwait)
1993:
Orange County
bankruptcy crisis
1994:
Fed rate
squeeze
and bond
bear
market
1995:
Mexican & Latin
American debt crises
1991:
Soviet
Union
collapse
2007:
Subprime
mortgage
market
collapse &
debt market
liquidity
crunch
2008:
Bear
Stearns
bailout

Integrity Expertise Service 34 20 Years of History: Interest Rate Environment

NTRS Net Income ($ Millions)

1988-2007 CAGR = 11%

S&P 500 1988-2007 CAGR = 8%

$109
$113
$115
$127
$150
$168
$182
$220
$259
$309
$354
$405
$485
$488
$447
$405
$506
$584
$665
$821
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
1988 = 7.57%
10/19/87: Black Monday: S&P 500 declines 20%
9/30/87 S&P 500: 321.83
1989: Commercial Real Estate Bubble bursting
1991: Persian Gulf War (Kuwait)
1991: Soviet Union collapse
1994: Fed rate squeeze and bond bear market
1998: LTCM collapse; Russian debt default; Global currency crisis
2000: Y2K financial infrastructure scare; Start of 2-year stock bear market
2003: Second Persian Gulf War (Iraq)
2004-05: Disastrous hurricane seasons

Northern Trust

Integrity Expertise Service 35 20 Years of History: Successfully Navigated by Northern Trust

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Financial Overview Principles That Endure

Integrity Expertise Service

NTRS: Record Financial Performance in 2007
Trust, Inv. & Other Servicing Fees
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses*
Net Income*
Earnings Per Share*
% Growth
2006 to 2007
$2,078 Million
$600 Million
$894 Million
$3,572 Million
$2,280 Million
$821 Million
$3.66
+16%
+26%
+13%
+17%
+17%
+23%
+22%
Assets Under Custody
Global Custody Assets
Assets Under Management
$4.1 Trillion
$2.1 Trillion
$757 Billion
+17%
+23%
+9%
Fiscal Year
2007
*Excludes Visa-related items.  Please see Northern Trust's 2007 Financial Annual Report and Form
10-K for reported results prepared in accordance with generally accepted accounting principles.

Integrity Expertise Service

Year-to-Date
3/31/08
NTRS: Excellent Financial Performance Continued in 1Q08
Trust, Inv. & Other Servicing Fees
Other Non-Interest Income*
Net Interest Income
Total Revenues*
Non-Interest Expenses*
Net Income*
Earnings Per Share*
% Growth
2007 to 2008
$527 Million
$185 Million
$266 Million
$978 Million
$611 Million
$232 Million
$1.03
+8%
+54%
+24%
+19%
+16%
+24%
+23%
Assets Under Custody
Global Custody Assets
Assets Under Management
$4.0 Trillion
$2.0 Trillion
$779 Billion
+6%
+12%
+3%
*Excludes Visa-related items.  Please see Northern Trust's Form 10-Q for the first quarter of
2008 for reported results prepared in accordance with generally accepted accounting principles.

Integrity Expertise Service

Long-Term, Strategic Financial Targets Met in 2007
Revenue Growth
8% - 10%
Positive
Operating Leverage
EPS Growth
10% - 12%
Return on Equity
16% - 18%
Annual Target
Full Year
2004
8.6%
+3.4
26.0%
16.1%
Full Year
2005
15.5%
+2.3
16.0%
17.0%
Full Year
2006
13.9%
+1.2
13.6%
17.6%
Full Year
2007*
16.7%
+0.2
22.0%
19.7%
*Excludes Visa-related items.  Please see Northern Trust's 2007 Financial Annual Report and Form
10-K for reported results prepared in accordance with generally accepted accounting principles.

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Strong Growth in Client Assets…
…in stark contrast to equity markets.
$0.0
$1.1
$2.2
$3.3
$4.4
2003 2004 2005 2006 2007 1Q08
Assets Under Custody
$4.0 Trillion
$0.0
$0.5
$1.0
$1.5
$2.0
2003 2004 2005 2006 2007 1Q08
Global Custody Assets
$2.0 Trillion
$0
$200
$400
$600
$800
2003 2004 2005 2006 2007 1Q08
Assets
Under Management
$779 Billion
CAGR
+21%
(12/31/02 – 3/31/08)
CAGR
+32%
(12/31/02 – 3/31/08)
CAGR
+20%
(12/31/02 – 3/31/08)
5 Year
CAGR:
Dow Jones S&P 500 NASDAQ EAFE
+8% +8% +11% +15%

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Trust, Investment & Other Servicing Fees…
$1,330
$1,559
$1,792
$2,078
$1,189
2003 2004 2005 2006 2007
…continue to dominate revenue profile.
Consolidated Trust, Investment
& Other Servicing Fees
($ Millions)
% of Total
Revenues
55%                 57% 58% 59% 58%

Integrity Expertise Service

A Hallmark of Northern Trust: Positive Operating Leverage*
+1%
+6%
+4%
+1% +1%
+0%
+1%
+2%
-5%
-3%
+2% +2%
+1%
+0%
+0% +0%
+0%
+5%
+2%
-2%
1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
We have achieved positive or neutral operating leverage in 17 of the last 20 years.
Note: Calculations prior to 1999 based on actual reported results. 1999-2005 calculations restated for sale of NTRC business and exclude certain nonrecurring revenue and expense items in 2003 and 2004.  2007 excludes the 4Q07 VISA charge.
*Revenue Growth less Expense Growth

Integrity Expertise Service

A Hallmark of Northern Trust: Positive Operating Leverage*
+1%
+6%
+4%
+1% +1%
+0%
+1%
+2%
-5%
-3%
+2% +2%
+1%
+0%
+0% +0%
+0%
+5%
+2%
-2%
1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
We have achieved positive or neutral operating leverage in 17 of the last 20 years…
through various market and interest rate environments.
+12%   +27%    -7%
+26% +5%
+7%     -2%
+34%   +20%   +31%  +27% +20% -10% -13% -23% +26%    +9%     +3%    +14%   +4%
S&P
500
7.6%    9.2%    8.1%     5.7%    3.5%   3.0%    4.2% 5.8% 5.3%    5.5%    5.4%    5.0%     6.2% 3.9%   1.7%   1.1% 1.4%    3.2%    5.0%    5.0%
Avg.
Fed
Funds
Note: Calculations prior to 1999 based on actual reported results. 1999-2005 calculations restated for sale of NTRC business and exclude certain nonrecurring revenue and expense items in 2003 and 2004.  2007 excludes the 4Q07 VISA charge.
*Revenue Growth less Expense Growth

Integrity Expertise Service 44 Financial Perspectives in Focus Net Interest Income Credit Quality Capital Management Business Unit Financial Performance

Integrity Expertise Service

$471
$513
$557
$622
$648
$651
$603
$621
$735
$810
$908
$150
$250
$350
$450
$550
$650
$750
$850
$950
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
0%
3%
6%
9%
12%
…through various interest rate cycles.
Average Annual
Fed Funds Rate
Focus on Net Interest Income
Strong Growth in Net Interest Income…
21.6         24.6        27.2         30.7         32.0         33.6        34.8         37.0        40.5         46.0         53.4
Avg. Earning
Assets ($BN)

Integrity Expertise Service

Focus on Credit Quality
Outstanding Credit Quality Relative to Peer Banks
Consistent top-tier credit quality rankings.
Notably better than peer averages in each category.
Peer*
Average NTRS
0.13%
463%
0.04%
1.18%
168%
1.01%
Non-Performing Assets
as a % of Loans
Loan Loss Reserve as a
% of Non-Performing Assets
Net Charge-Offs to
Average Loans
As of March 31, 2008
*Peer group consists of the 20 largest U.S. Bank Holding Companies in terms of total balance sheet assets. Source: SNL Financial

Integrity Expertise Service

$4.8
$3.3
$4.5
$3.9
$1.6
$2.9
$2.7
$2.3
$2.1
$3.1
$3.6
$1.8
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 1Q08
End-of-Period Common Equity ($ Billions)
10-Year Compound Annual Growth Rate: 11%
First Quarter 2008 was the 80 consecutive quarter
(or 20 years) of increasing common equity.
Focus on Capital Management
Strong and Conservative Capital Management
th

Integrity Expertise Service

11.0%
9.7%
9.8%
9.7%
11.1%
2003 2004 2005 2006 2007
Strong Capital Ratios Consistently Exceed
Regulatory “Well Capitalized”
Guidelines.
14.0%
13.3%
12.3%
11.9% 11.9%
2003 2004 2005 2006 2007
6.8%
6.7%
7.1%
7.6% 7.6%
2003 2004 2005 2006 2007
Tier 1 Capital Ratio
Well Capitalized Guideline = 6%
Leverage Ratio
Well Capitalized Guideline = 5%
Focus on Capital Management
Strong and Conservative Capital Management
Total Risk Based Ratio
Well Capitalized Guideline = 10%

Integrity Expertise Service

Focus on Business Unit Financials
PFS Income Statement
Trust, Inv. & Other Servicing Fees
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Income Before Income Tax
Provision for Income Tax
Net Income
% Growth
2006 to 2007
$898 Million
$99 Million
$514 Million
$1,511 Million
$944 Million
$14 Million
$554 Million
$215 Million
$339 Million
+15%
+3%
+3%
+10%
+10%
+129%
+8%
+8%
+8%
Fiscal Year
2007

Integrity Expertise Service 50 ($ Millions) Focus on Business Unit Financials PFS Trust, Investment & Other Servicing Fees $650 $708 $779 $898 $599 2003 2004 2005 2006 2007 5-YEAR CAGR +8%

Integrity Expertise Service

Focus on Business Unit Financials
C&IS Income Statement
Trust, Inv. & Other Servicing Fees
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Provision for Credit Losses
Income Before Income Tax
Provision for Income Tax
Net Income
% Growth
2006 to 2007
$1,180 Million
$477 Million
$409 Million
$2,066 Million
$1,224 Million
$5 Million
$837 Million
$311 Million
$526 Million
+17%
+32%
+30%
+22%
+20%
-50%
+27%
+16%
+34%
Fiscal Year
2007

Integrity Expertise Service 52 Focus on Business Unit Financials C&IS Trust, Investment & Other Servicing Fees $680 $852 $1,012 $1,180 $590 2003 2004 2005 2006 2007 5-YEAR CAGR +16% ($ Millions)

Integrity Expertise Service

Focus on Business Unit Financials
C&IS and PFS – A Balanced Mix
Full Year 2007
Pre-Tax
Profit Margin
After-Tax
Profit Margin
Total Revenues
($ Millions)
Net Income
($ Millions)
$1,511
$2,066
$339
$526
36.7%
40.5%
22.4%
25.5%
PFS C&IS

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Current Topics of Interest Principles That Endure

Integrity Expertise Service

Current Topics of Interest
Conservative Securities Portfolio
3/31/08
Securities – Available for Sale
U.S. Government $ 20.3 nm
Obligations of States / Political Subdivisions 33.0 nm
Government Sponsored Agency 7,856.0 70%
Asset-Backed 1,779.3 16%
Other 388.5 3%
Total Securities – Available for Sale                         10,077.1 89%
Securities – Held to Maturity
Obligations of States / Political Subdivisions 852.9 8%
Government Sponsored Agency 12.8 nm
Other 310.3 3%
Total Securities – Held to Maturity 1,176.0 11%
Other 11.4 nm
Total Securities $11,264.5 100%
($ Millions)
Composition
92% of Northern Trust’s total
securities portfolio was composed
of triple-A rated securities
95% of Asset Backed Securities
rated triple-A
Exposure to subprime Asset
Backed Securities relative to the
overall portfolio was minimal at
less than 4%
90% of subprime Asset Backed
Securities rated triple-A
Total gross unrealized losses on
the securities portfolio were
$159 million
High Quality Portfolio
% of
Total
All data is as of March 31, 2008

Integrity Expertise Service

Current Topics of Interest
Diversified and High Quality Loan Portfolio
3/31/08
U.S.
Residential Real Estate $ 9.3 35%
Commercial 6.4 24%
Commercial Real Estate 2.4 9%
Personal 3.8 14%
Other 1.6 6%
Lease Financing 1.1 4%
Total U.S. 24.7 92%
Non-U.S. 2.1 8%
Total Loans and Leases             $ 26.8 100%
($ Billions)
Relationship-based lending practices
Nonperforming assets totaled $35.7
million, down nearly 4% from the year-ago
quarter
Nonperforming assets represent only
0.13% of total outstanding loans, an
improvement from 0.17% in the year
ago quarter
Nonperforming assets are covered
4.6 times by current credit loss reserves
as compared to 3.7 times in the year
ago quarter
Northern Trust does not:
Underwrite mortgage loans to
sub-prime borrowers
Lend directly to hedge funds
Provide bridge financing to
private equity deals
Offer an off-balance sheet commercial
paper conduit for client liquidity
Top-Tier Credit Quality
% of
Total
Composition
All data is as of March 31, 2008

Integrity Expertise Service

Current Topics of Interest
Capital Support Agreements for Cash Funds
Executed on February 21, 2008
Though not obligated to do so, Northern Trust entered into Capital Support
Agreements (“CSA”) with an aggregate maximum contribution of $229 million, largely for the benefit of our clients.
The CSAs expire no later than July 31, 2008
The CSAs support eight cash funds which invest in the recently downgraded
Whistlejacket and White Pine SIVs (collectively known as “Whistlejacket”).
Capital support will be provided to any affected cash fund which disposes of
Whistlejacket at a loss and, as a result, breaches a designated minimum NAV.
The capital contribution will, up to the extent of the disposition loss, restore the
NAV to the minimum threshold level, generally 99.5%.
In the event the entire $229 million in capital support is utilized, Northern Trust
Corporation’s capital ratios would decline by approximately 20 to 30 basis points –
a marginal decrease.
As of March 31, 2008, no capital contributions have been made under the agreements.
The estimated fair value of the agreements was $8.7 million as of March 31, 2008.

Integrity Expertise Service

Current Topics of Interest
Securities Lending
Quarterly Fees
($ Millions)
First Quarter $  45.6 (6%)
Second Quarter 73.4 21%
Third Quarter 33.0 (19%)
Fourth Quarter 55.1 32%
Total $ 207.1 8%
First Quarter $   31.9 (30%)
Actual Y-o-Y Growth
Actual
2007
2008

Integrity Expertise Service

Current Topics of Interest
Securities Lending
First Quarter $  45.6 (6%)
Second Quarter 73.4 21%
Third Quarter 33.0 (19%) $ 69.0 70%
Fourth Quarter 55.1 32% 101.1 142%
Total $ 207.1 8% $ 289.1 51%
First Quarter $   31.9 (30%) $ 124.9 174%
Actual Y-o-Y Growth Proforma* Y-o-Y Growth
*Reflects securities lending fees on a proforma
basis for each period had clients chosen our
most commonly used collateral pool instead of
the marked-to-market portfolio.
Proforma*
Actual
2007
2008
Quarterly Fees
($ Millions)

Integrity Expertise Service

Key Takeaways
Northern Trust:
Business model centered around
clients with real needs
Strong and differentiated
financial positioning
Conservatively managed, while
generating high performance results
A focused and disciplined business
model, across cycles
Financial success achieved for clients,
investors and other constituents
through principles that endure

© 2008 Northern Trust Corporation
INVESTOR DAY 2008
Principles That Endure
Service Expertise Integrity
Steven L. Fradkin
Executive Vice President
& Chief Financial Officer
Financial Overview
& Perspectives

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Sherry S. Barrat Co-President, PFS Personal Financial Services

Integrity Expertise Service

Key Strategic Priorities
Personal Financial Services
Leveraging Our Renowned
Client Service Culture
Offering Comprehensive and
Holistic Solutions to Clients in
Target Segments
Strategies and Opportunities
for Continued Growth

Integrity Expertise Service

PFS Is the 119-Year Heritage of Northern Trust Corporation
Industry leader
in wealth management.
Renowned for
exceptional client service.
Serving high growth market
Attractively positioned
office footprint
Integrated client service
teams
Largest personal trust bank
Highest levels of client
satisfaction
85 PFS Offices in 18 States
Arizona
(8)
Florida
(25)
Illinois
(19)
Illinois
(19)
Colorado
(1)
Colorado
(1)
Nevada
(1)
Nevada
(1)
Missouri
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Georgia
(1)
Massachusetts (1)
Wisconsin
(1)
Wisconsin
(1)
Ohio
(1)
Ohio
(1)
Minnesota
(1)
Minnesota
(1)

Integrity Expertise Service

In Recent Years, PFS Client-Centric Initiatives…
…have focused on building
comprehensive investment and advisory solutions.
The recognized
leader in providing
sophisticated
financial solutions
to the world’s
wealthiest families.
Wealth
Management
Delivering trust,
investment
management and
banking solutions to
individuals through
85 offices in 18 states.
Private Client
$1 MM
$10 MM
$75 MM
Wealth Advisory
Delivering
comprehensive,
advice-driven
financial solutions
through a multi-
manager program.
Holistic
Solutions

Integrity Expertise Service

Today, Delivering a Comprehensive Array…
…of solutions across the risk spectrum to
meet the investment needs of clients.
2008 PFS Portfolio Allocation
Total AUM: $146 Billion
(1Q 2008)
Active and
Structured Munis
Active Taxable
High Yield Munis
High Yield Taxable
Laddered
Portfolios
Global Fixed Income
Large-Cap Growth
Large-Cap Core
Large-Cap Value
Mid-Cap
Small-Cap
Equity
Cash
Traditional Cash
Enhanced Cash
International
ETFs
Tax-Managed Index
Enhanced Index
International Index
Fixed Income
Alternatives
Hedge Funds
Private Equity
Global Sustainability Index
Multi-Manager Funds
External Managers (SMAs)
Single Stock Risk
Management
Commodities
Real Estate

Integrity Expertise Service

Significant Growth in Client Use of Expanded Solutions
NTGI proprietary
External managers
Expanded Solutions
AUM: $43 Billion
2008 PFS Portfolio Allocation
Total AUM: $146 Billion
(1Q 2008)

CREATING A LEGACY
BUILDING & MANAGING WEALTH
PROTECTING & TRANSFERRING WEALTH
PLANNING AND ADVICE

Northern Trust

Integrity Expertise Service

Holistic Approach to Wealth Management…
…addresses the
full spectrum of our clients’ unique needs.
Private Banking
Asset Management
Trust Services
Financial Planning
Philanthropic Services
Retirement Planning
Business Banking
Brokerage
CLIENT

Integrity Expertise Service

Today, PFS Client-Centric Initiatives…
…are
focused on further strengthening
our
client service culture.
The recognized
leader in providing
sophisticated
financial solutions
to the world’s
wealthiest families.
Wealth
Management
Delivering trust,
investment
management and
banking solutions to
individuals through
Private Client
Wealth Advisory
Delivering
comprehensive,
advice-driven
financial solutions
through an
integrated team of
specialists.
Integrated
Teams
Holistic
Solutions
integrated team of
specialists.
$1 MM
$5 MM $5 MM
$200 MM $200 MM
integrated teams.

Integrity Expertise Service

Deepen single-service
relationships
Utilize expanded product array to
support client objectives and
expand share of wallet
Further increase engagement with
clients through integrated teams
Private Client Services
Heritage and Foundational Client Base
Private Client
Services
Revenues
58%
Growth Initiatives
and Opportunities Private Client Services
Wealth
Management
Revenues
Wealth
Advisory
Revenues

Integrity Expertise Service

Utilize team structure and expertise
to broaden client relationships
Continue to expand investment
solutions
Lead with advice by incorporating
financial planning, philanthropic and
fiduciary services, and open
architecture investment consulting
Wealth Advisory Services
Offering Sophisticated Advice to Clients with Complex Needs
Growth Initiatives
and Opportunities Wealth Advisory Services
30%
Wealth
Management
Revenues
Wealth
Advisory
Revenues
Private Client
Services
Revenues

Integrity Expertise Service

Effectively introduce asset management
solutions to existing client base
Expand international clientele from
European base in London
Wealth Management Group
Further Leverage Industry Leadership in Serving the World’s
Wealthiest Families
400 family relationships in 15 countries
Average relationship size: $470+ million
Serving 20% of Forbes 400
Richest Americans
AUC: $189 billion
AUM: $30 billion
AUC CAGR: 21% (1997 –
1Q 08)
12%
Wealth
Management
Revenues
Wealth
Advisory
Revenues
Growth Initiatives
Wealth Management Group
Private Client
Services
Revenues

Integrity Expertise Service

$200 MM
Family Advisory Services
Introducing a new offering to families who
desire the services of a family office.
Delivering
comprehensive,
advice-driven financial
solutions through an
integrated team of
specialists.
Delivering high-touch
trust, investment
management and
banking solutions to
individuals through
integrated teams.
Private Client
$5 MM
$1 MM
Wealth Advisory
Wealth
Management
The recognized leader
in providing
sophisticated financial
solutions to the
world’s wealthiest
families.
Integrated
Teams
Holistic
Solutions
Serving as clients’
family office, providing
sophisticated
investment advisory,
asset servicing, and
family services.
Family Advisory
$50 MM
$200 MM

Integrity Expertise Service

Personal Financial Services
Summary and Q&A
Client-
Centric
Client-
Centric
Attractive
Client Markets
Focused
Capabilities
Excellence
in Execution
Brand
Key Strategies and Opportunities
for Long-term Growth
Attractive growth rates in target markets
Broaden breadth of relationships
Enhance referral flow
Sustain and leverage flight to quality
Selective geographic expansion

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Sherry S. Barrat Co-President, PFS Personal Financial Services

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Timothy J. Theriault President, C&IS Corporate & Institutional Services

Integrity Expertise Service

Key Strategic Priorities
Competing and winning
around the world
Complexity drives innovation
Broad array of solutions
Unique global operating model
Extending industry leading
technology platform
Corporate & Institutional Services

Integrity Expertise Service

Strategically Positioned to Succeed in Three Dynamic Regions
North America
Europe,
Middle East & Africa
Asia Pacific
Abu Dhabi
Dublin
Toronto
London
Limerick
Amsterdam
Luxembourg
Guernsey
Melbourne
Singapore
Hong Kong
Bangalore
Beijing
Tokyo
Jersey
Chicago

Integrity Expertise Service

Singapore
Luxembourg
Hong Kong
Australia
Switzerland
Sweden
Qatar
Malaysia
Germany
Norway
Bahrain
Tunisia
Kuwait
UAE
South Korea
Macau
Thailand
Finland
Ireland
Cayman Islands
Saudi Arabia
United Kingdom
Guernsey
and Jersey
New
Zealand
Taiwan
U.S.A.
Canada
Netherlands
China
Puerto Rico
Philippines
Guam
Actively Pursuing Mandates Across Multiple Markets

Integrity Expertise Service

Delaware Public
Employees’
Retirement System
Vervoer
(Netherlands)
$9 Billion
Abu Dhabi Retirement
Pensions & Benefits Fund
China’s
National Social
Security Fund
Hospitals of Ontario
Pension Plan
New Zealand
Superannuation
Fund
$8 Billion
Insight Investment (UK) Outsourcing $190 Billion
$6.5 Billion
$ Multi-Billion
$20 Billion
East Riding of Yorkshire Council (UK) $4 Billion
Generation Investment Management (UK) Outsourcing
SBZ
(Netherlands)
$3 Billion
Australian
Government
Future Fund
$42 Billion
Employees’ Retirement
System of Hawaii
$11 Billion
State of Tennessee
$29 Billion
Los Angeles
Employees’ Retirement
System
$12 Billion
Brevan Howard Macro Limited (UK) Hedge Fund Administration
Qualified
Domestic
Institutional
Investors
(China)
Strathclyde Pension Fund (UK) $20 Billion
Success in Regions and Target Segments Around the World

Integrity Expertise Service

Complexity Drives Innovation
With over 50% of client assets cross-border, our expertise in the global investment arena drives us to anticipate change and predict future trends.
Industry dynamics…
Evolving Retirement Trends
Ahead of the curve – Global retirement solutions span all disciplines
…play to Northern Trust’s strengths
Globalization of Asset Allocations
24 / 7 processing, regional hubs, local servicing
“centers of excellence”
Outsourcing Non-Core Activities
Service solutions designed to facilitate client growth
and improve efficiency
Risk And Regulatory Influences
Tools, technology and intellect to measure,
monitor and manage risk
Product Complexity
Global insights drive industry leading solutions - ERISA pooling
Credit Market Disruption
“Flight to quality” as market rewards financial performance, strength, stability
Emergence of Sovereign Wealth
Proven expertise and conservative business approach
ensures a cultural fit
Convergence of Investment Styles
End to end full service solutions across asset classes

Integrity Expertise Service

Asset Servicing Solutions
Full array of capabilities to meet the needs of
sophisticated institutional investors.
Fund accounting
Transfer agency
Corporate secretarial
Trustee
Investment operations
outsourcing
Safekeeping
Settlement
Derivatives processing
Income collection
Corporate actions
Tax reclamation
Active
Quantitative
Investment outsourcing
Liability driven investing
Manager of managers
Hedge funds
Private equity
Transition management
Investment accounting
Reporting and valuation
Performance analytics
Risk monitoring and reporting
Trade execution analysis
Data warehouse
Cross-border pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Commission management
Asset
Administration
Asset Processing
Asset Reporting
Asset
Enhancement
Asset
Management

Integrity Expertise Service

A Single Global Operating Model
19:00
Bangalore
Singapore
09:00
Central Daylight Time
Chicago
03:00
Dublin
Limerick
London
Guernsey
Platform delivers all services… from trade capture to investment operations outsourcing
Organic growth and development of technology...  back, middle and front office
Unaffected by large-scale acquisitions… no need for technology integration
Unique in the industry…
A single operating platform across ALL regions, ALL clients, ALL constituencies.

Integrity Expertise Service

Outstanding Growth in Client Assets
Strong historical performance sets a high bar for the future.
$1.9
$2.3
$2.7
$3.3
$3.8
2003 2004 2005 2006 2007
C&IS Assets
Under Custody
Global Custody
Assets
C&IS Assets
Under Management
CAGR +19%
$0.7
$1.0
$1.2
$1.7
$2.0
2003 2004 2005 2006 2007
CAGR +29%
$374
$462
$501
$563
$609
2003 2004 2005 2006 2007
($ Trillions) ($ Trillions) ($ Billions)
CAGR +13%
S&P 500 CAGR: +7% S&P 500 CAGR: +7% EAFE CAGR: +15%

Integrity Expertise Service

$1.0
$1.1
$1.4
$1.7
$2.1
2003 2004 2005 2006 2007
$176
$278
$318
$392
$526
2003 2004 2005 2006 2007
42%
39%
37%
40%
33%
2003 2004 2005 2006 2007
Excellent Top-line and Bottom-line Growth…
CAGR +20% CAGR +31%
…and industry-leading profit margins.
*2007 Competitors’ average margin computed using the following: Bank of NY Mellon – Asset Servicing;
Citigroup – Markets & Banking (Transaction Services only); JPMorgan Chase – Treasury & Security Services;
State Street – total company. 2006 Competitors’ average margin computed using the similar relevant business segments and included legacy Mellon.
Competitors’ Average Margin*
31%
28%
C&IS Revenues C&IS Net Income C&IS
Pre-Tax Margin
($ Billions) ($ Millions)

Integrity Expertise Service

Strategic Growth Initiatives
Thinking globally, acting locally.
Foundational Strength
for Growth
Growth Momentum
Continues
A Region of
Vast Opportunity
North America
Europe,
Middle East & Africa
Asia Pacific
Develop onshore fund
administration service
Enhance capabilities for
asset manager servicing
Expand
local presence
Globalize retirement market
products and solutions
Open in new markets and
jurisdictions
Deliver best in class alternative
asset solutions
Build out integrated investment
and administration solutions

Integrity Expertise Service

Corporate & Institutional Services
Summary and Q&A
Client-
Centric
Client-
Centric
Attractive
Client Markets
Focused
Capabilities
Excellence
in Execution
Brand
Key Strategies and Opportunities
for Long-term Growth
Competing and winning around the world
Complexity drives innovation
Broad array of solutions
Unique global operating model
Extending industry leading technology platform

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Timothy J. Theriault President, C&IS Corporate & Institutional Services

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Stephen N. Potter President, NTGI Northern Trust Global Investments

Integrity Expertise Service

Key Strategic Priorities
Aligned and focused on serving
personal and institutional clients
Leveraging strengths in quantitative,
manager of managers and fixed
income investments
Building the business through
global growth
Delivering investment excellence
Northern Trust Global Investments

Integrity Expertise Service

Strong Growth in Assets Under Management
Demonstrated ability to grow assets under management
across target client segments.
$87.7
$104.3
$110.4
$117.2
$134.7
$146.0
$214.8
$374.3
$461.5
$500.7
$562.5
$608.9
$632.6
$148.3
$0
$100
$200
$300
$400
$500
$600
$700
$800
2002 2003 2004 2005 2006 2007 3/31/2008
Institutional
Personal
CAGR
20%
23%
10%
$ BN
$478.6
$571.9
$617.9
$697.2
$757.2
$778.6
$302.5
Note: Acquired $75 BN in index assets from Deutsche Bank in 2003; Excluding this $75 BN in assets, the proforma total AUM CAGR is 17% and the proforma Institutional AUM CAGR is 20%
Total
Institutional
Personal

Integrity Expertise Service

A World Class Investment Manager
Assets Under Management: $778.6 Billion
(As of March 31, 2008)
$457 Billion
Active
$281 Billion
Quantitative
$41 Billion
Manager
of Managers
…Investment Styles …Asset Classes
Fixed Income
$98 Billion
Other
$11 Billion
$633 Billion
Personal
…Client Segments
Institutional
$146 Billion
Diversified Across…
Short
Duration
$387 Billion
Equities
$283 Billion

Integrity Expertise Service

Well Positioned to Serve Target Client Segments
Personal Clients
$146 BN
Institutional Clients
$633 BN
Single Strategies
Bundled Solutions
Client Intimacy
Northern Trust’s strong position in the personal and institutional markets provides the opportunity to build and deliver investment solutions for clients in both target markets.

Integrity Expertise Service

Offering a Broad Array of Solutions to Target Clients
Client Intimacy
With a strong presence in asset classes across the investment spectrum,
Northern Trust offers clients investment capabilities that meet their objectives.
Personal Clients
$146 BN
Institutional Clients
$633 BN
Single Strategies
Bundled Solutions
Cash & Short
Duration
Fixed
Income
Active Equity Quantitative
Manager of
Managers

Integrity Expertise Service

Proprietary and Open Architecture Offerings
Client Intimacy
Open Architecture
Northern Trust delivers products, both in-house and through open architecture, providing access to best in class capabilities.
Personal Clients
$146 BN
Institutional Clients
$633 BN
Single Strategies
Bundled Solutions
Cash & Short
Duration
Fixed
Income
Active Equity Quantitative
Manager of
Managers

Integrity Expertise Service

A Full Array of Proprietary and External Investment Solutions
Equities
Large-Cap
Mid-Cap
Small-Cap
International
Tax Advantaged
Fixed Income
Core
International
Municipals
Cash
Enhanced Cash
High Yield
Alternatives
Private Equity
Hedge Funds
Emerging Markets
Emerging / Minority
Investment Services
Securities Lending
Transition Management
Commission Recapture
Proprietary
Active
Strategies
Proprietary
Quantitative
Strategies
Manager of
Manager
Strategies
Securities Brokerage
Investment Plan Outsourcing
Northern Trust is the only asset
management firm that operates –
with scale – across active, passive
and manager of manager disciplines.

Integrity Expertise Service

Growth will be led by client specific solutions harnessing
both proprietary and open architecture capabilities.
Support the PFS platform
Best in class investments through open
architecture
Increase access to alternative capabilities
Continue to build a wide array of
proprietary beta and alpha generating
capabilities
Leverage the quantitative platform
Tax advantaged investments
Exchange traded funds
Structured capabilities
Provide strong consulting and
advisory services
Building Future Growth
Personal Market Distribution
Growth Initiatives
1Q 2008
Personal Market
Distribution
$146.0
Billion
2002 – 1Q08
Personal
Market
Distribution
CAGR:
10.2%
Total Assets
Under Management:
$778.6 Billion (3/31/08)

Integrity Expertise Service

Alignment with C&IS in the institutional market provides clients with access to leading asset servicing and asset management capabilities.
Strong market segment and geographic
alignment with C&IS
Building on our strong base of cash and
short duration capabilities
Expanding our quantitative investment
distribution
Providing expertise in transition
management
Investment Program Solutions
Expanding distribution in the upper middle
market segment
Incorporating liability driven investment
capabilities
Building on multi-national pooling
Leverage our global footprint to
accelerate growth outside the U.S.
Building Future Growth
Institutional Market Distribution
1Q 2008
Institutional Market
Distribution
$632.6
Billion
2002 – 1Q08
Institutional
Market
Distribution
CAGR:
22.8%
Total Assets
Under Management:
$778.6 Billion (3/31/08)
Growth Initiatives

Integrity Expertise Service

Positioned for Global Growth
Netherlands United
Kingdom
United States
(85 PFS Offices)
Japan
RBS/
Mitsubishi/
Resona
Trust
Ireland
Pensco
Hong
Kong
Nordics
Nordea
Singapore China
France
Groupama
Northern Trust Offices
Institutional Distribution Agreements
Thailand
Bangkok
Bank
Canada
Scotia
McLeod
United States
Investment Only
(10 Distributors)
Extensive presence through our worldwide
client base and distribution relationships.
Taiwan New York
Melbourne
Abu
Dhabi

Integrity Expertise Service

Delivering Performance In Line with Client Objectives
Three Year
Product AUM Relative Return
U.S. $39 BN +12 basis points
Non-U.S. $13 BN -2 basis points
Index – Fixed Income
Three Year
Product AUM Relative Return
Municipal $10 BN +12 basis points
High Yield $2 BN +7 basis points
Core $1 BN -49 basis points
Active – Fixed Income
Three Year
Product AUM Relative Return
Cash Mgt. $124 BN +3 basis points
Enhanced Cash $22 BN +31 basis points
Active – Cash
Three Year
Product AUM Relative Return
U.S Equity $138 BN +4 basis points
Non-U.S. Equity $45 BN +2 basis points
Tax Advantaged $11 BN +14 basis points
Index – Equity
Three Year
Product AUM Relative Return
Value     $4 BN -177 basis points
Intl. Equity $3 BN +131 basis points
Manager of
Manager $3 BN +217 basis points*
*Less than 3 year track record in some cases
Active – Equity
Performance data as of 12/31/07

Integrity Expertise Service

Northern Trust Global Investments
Summary and Q&A
Client-
Centric
Client-
Centric
Attractive
Client Markets
Focused
Capabilities
Excellence
in Execution
Brand
Key Strategies and Opportunities
for Long-term Growth
Aligned and focused on serving personal
and institutional clients
Leveraging strengths in quantitative, manager
of managers and fixed income investments
Building the business through
global growth
Delivering investment excellence

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Stephen N. Potter President, NTGI Northern Trust Global Investments

© 2008 Northern Trust Corporation INVESTOR DAY 2008 Principles That Endure Service Expertise Integrity Frederick H. Waddell President & Chief Executive Officer Closing Remarks Q&A